Subsequent Event	12 Months Ended
Nov. 30, 2011
Subsequent Event

NOTE 15 – Subsequent Event

On January 13, 2012, the 2,978-passenger capacity Costa Concordia grounded off the coast of Isola del Giglio, Italy and sustained significant damage. The ship remains grounded and partially submerged. The net carrying value of this euro-denominated ship, including ship improvements, at December 31, 2011 was $490 million (at the December 31, 2011 exchange rate or €379 million). We have euro-denominated insurance coverage of $510 million (at the December 31, 2011 exchange rate or €395 million) for damage to the ship with a potential deductible of approximately $30 million as well as insurance for third party personal injury liability subject to an additional deductible of approximately $10 million for this incident. We self-insure for loss of use of the ship.

A damage assessment review of the ship is being undertaken to determine whether the ship can be repaired and what the total cost would be. If the ship is repairable, it is expected to be out-of-service for the remainder of fiscal 2012 if not longer.